CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries”, “Other information – Auditors”, and “Financial statements” in the Statement of Additional Information and to the incorporation by reference of our report dated October 28, 2011 in this Registration Statement (Form N-1A Nos. 811-06292 and 033-39659) of the UBS Investment Trust.

/s/ Ernst & Young LLP
ERNST & YOUNG LLP

New York, New York
December 21, 2011